JOINT FILING AGREEMENT OCM POF IV AIF GAP HOLDINGS, L.P. OCM PF/FF RADIO HOLDINGS PT, L.P.

OCM/GAP HOLDINGS IV, LLC

OCM PRINCIPAL OPPORTUNITIES FUND IV AIF (DELAWARE), L.P. OAKTREE FUND AIF SERIES, L.P. – SERIES I, SERIES D AND SERIES B OAKTREE FUND GP AIF, LLC

OAKTREE FUND GP III, L.P. OAKTREE AIF INVESTMENTS, L.P. OAKTREE AIF INVESTMENT GP LLC ATLAS OCM HOLDINGS, LLC

OAKTREE CAPITAL GROUP HOLDINGS, L.P. OAKTREE CAPITAL GROUP HOLDINGS GP, LLC BROOKFIELD ASSET MANAGEMENT INC. PARTNERS LIMITED

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined in the statement on Schedule 13D described below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $0.01 per share, of Townsquare Media, Inc. and (ii) agree that this Agreement be included as an Exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning the undersigned contained herein and therein. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: February 3, 2021

OCM POF IV AIF GAP HOLDINGS, L.P.

By: OCM/GAP Holdings IV, LLC
Its: General Partner

By: OCM Principal Opportunities Fund IV AIF (Delaware), L.P.
Its: Managing Member

By: Oaktree Fund AIF Series, L.P. – Series B
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

By: /s/ Ting He
Name: Ting He
Title: Authorized Signatory

OCM PF/FF RADIO HOLDINGS PT, L.P.

By: Oaktree Fund AIF Series, L.P. – Series D
By: Oaktree Fund AIF Series, L.P. – Series I
Its: General Partners

By: Oaktree Fund GP AIF, LLC
Their: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: /s/ Brian Price
Name: Brian Price

Title: Authorized Signatory

By: /s/ Ting He
Name: Ting He
Title: Authorized Signatory

OCM/GAP HOLDINGS IV, LLC

By: OCM Principal Opportunities Fund IV AIF (Delaware), L.P.
Its: Managing Member

By: Oaktree Fund AIF Series, L.P. – Series B
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

By: /s/ Ting He
Name: Ting He
Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV AIF (DELAWARE), L.P.

By: Oaktree Fund AIF Series, L.P. – Series B
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

By: /s/ Ting He
Name: Ting He
Title: Authorized Signatory

OAKTREE FUND AIF SERIES, L.P. – SERIES I, SERIES D AND SERIES B

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

By: /s/ Ting He
Name: Ting He
Title: Authorized Signatory

OAKTREE FUND GP AIF, LLC

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

By: /s/ Ting He
Name: Ting He
Title: Authorized Signatory

OAKTREE FUND GP III, L.P.

By: /s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

By: /s/ Ting He
Name: Ting He
Title: Authorized Signatory

OAKTREE AIF INVESTMENTS, L.P.

By: Oaktree AIF Investments GP LLC

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

By: /s/ Ting He
Name: Ting He
Title: Vice President

OAKTREE AIF INVESTMENT GP LLC

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

By: /s/ Ting He
Name: Ting He
Title: Vice President

ATLAS OCM HOLDINGS, LLC

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

By: /s/ Ting He
Name: Ting He
Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

By: /s/ Ting He
Name: Ting He
Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President

By: /s/ Ting He
Name: Ting He
Title: Vice President

BROOKFIELD ASSET MANAGEMENT INC.

By: /s/ Jessica Diab
Name: Jessica Diab
Title: Vice President

PARTNERS LIMITED

By: /s/ Brian D. Lawson
Name: Brian D. Lawson
Title: Director

By: /s/Steven Price

Name: Steven Price

By: /s/Stuart Rosenstein

Name: Stuart Rosenstein

By: /s/Alex Berkett
Name: Alex Berkett

By: /s/Scott Schatz
Name: Scott Schatz

By: /s/Bill Wilson
Name: Bill Wilson